[MARTIN CURRIE LOGO]               MONTHLY INSIGHT

                                                               At March 31, 2004

THE CHINA FUND, INC. (CHN)                [ASIAN DIRECT CAPITAL MANAGEMENT LOGO]

IN BRIEF

Net asset value per share   US$28.18     At March 31, 2004                    US$ returns
Market price                US$32.90               China Fund NAV      MSCI Golden Dragon*
Premium/discount               16.75%                            %                       %
Fund size                   US$284.1m    One month return    -3.2                    -5.4
                                         One year return     74.6                    63.1

Source: State Street Corporation. *Source for index data: MSCI.

Past performance is not a guide to future returns.

MANAGER'S COMMENTARY

March was a difficult month. Another round of government measures to tighten credit soured sentiment towards China. A few high-profile dud IPOs further convinced investors that the glass was now half-empty. Excellent results - and there were many - were treated as already in the price. Meanwhile, companies announcing poor results were given a sound thrashing. We had anticipated much of this (see our recent monthlies). So your Fund was relatively unaffected - we own few of the state-owned 'H' shares and red chips, and we avoided the over-priced IPOs. The Fund suffered, however, from the election-eve shooting of Taiwan's president, Chen Shui-bian, which effectively changed the result. We are long of Taiwan, where the credit cycle is at an earlier stage and we can currently find a plethora of well-managed growth companies at low prices. In the belief that this is a temporary upset, and that the difference between a Chen and Lien administration is more apparent than real, we maintain our bullish stance.

In mainland politics, at the second session of the 10th National People's Congress some important amendments to the Constitution were passed. For the first time, protection of a citizen's private property is explicitly stated. Stimulation of the rural economy, through the reduction of rural taxes, was shown as a clear priority. Also, in the press conference afterwards, Premier Wen Jiabao stressed the importance of countering over-investment and inflationary pressure. He likened the challenge to that presented last year by SARS. Fine words notwithstanding, fixed asset investment in January and February still grew by an alarming 53% year-on-year. This prompted the government to take further measures to control credit. However, the limited rise in the reserve ratio and re-discount rate show that the authorities are sensitive to the dangers of stamping too hard on the brake. The producer price index increased by 3.5% year-on-year in February, indicating further inflationary pressures ahead.

                                                 Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER'S COMMENTARY

The People's Bank of China (PBOC), the central bank of PRC, has decided to differentiate the reserve deposit ratio based on banks' capital adequacy ratio and asset quality status. Starting from April 25, 2004, banks with lower capital adequacy ratios and higher rates of non-performing loans will be subject to a higher reserve deposit ratio (7.5%), thus slowing their ability to expand; while banks with higher capital adequacy ratios and lower rates of non-performing loans will remain subject to the 7% reserve ratio, permitting them to expand more quickly.

This is a further step to improve the banking system in the PRC which will be beneficial to the sustainability of the country's economic growth. The real effect of higher reserve deposit ratios business expansion of enterprises in the PRC should be limited as foreign direct investment activities remain strong. We intend to capitalize on this favorable environment to add quality direct investments to the Fund's portfolio that are expected to boost the Fund's NAV in the future.

                                KOH Kuek Chiang, Asian Direct Capital Management

INVESTMENT STRATEGY

Your Fund is 95% invested with holdings in 53 companies. Of the portfolio companies, two are unlisted. 35% of the fund is invested in Taipei-listed companies.

We did more selling than buying during the month, raising cash levels and preparing money for new unlisted investments. We took profits on textile stocks, selling long-term holdings Fountain Set, Jingwei Textile Machinery, Luthai Textile and Tainan Enterprises. This is an industry where we expect trade conflict with the US in early 2005. We also sold Brilliance Auto, fearing looming overcapacity and pressure on margins in the automotive industry.

On the buy side, we subscribed to new listings WEICHAI (diesel engines) and SOLOMON SYSTECH (IC design). We added to our holding in CHINA RARE EARTH, which we expect to announce strong results on rising rare earth and refractory material prices. Amid the election furore in Taiwan, we bought ABILITY (digital cameras), CMC (DVDs) and YIEH UNITED (Taiwan's only integrated stainless steel mill). We expect the latter to achieve a full listing through a reverse takeover at the end of September.

                                                 Chris Ruffle, Martin Currie Inc

FUND DETAILS

Market cap*                                          US$354.58m
Shares outstanding                                   10,081,913
Exchange listed                                            NYSE
Listing date                                      July 10, 1992
Investment adviser                            Martin Currie Inc
Direct investment manager       Asian Direct Capital Management

Source: State Street Corporation. *Source: Copyright 2002 Bloomberg LP.

ASSET ALLOCATION

[PIE CHART]

Hong Kong                     52.1%
Taiwan                        34.9%
New York                       4.6%
Direct                         1.9%
B shares                       1.9%
Other assets & liabilities     4.6%

Source: State Street Corporation

SECTOR ALLOCATION

                                The China        MSCI Golden
                                Fund, Inc          Dragon*
Industrials                       21.4%             13.0%
Information technology            17.1%             19.8%
Consumer discretionary            12.0%              7.1%
Materials                          8.8%              6.8%
Telecommunications                 8.5%              7.4%
Utilities                          8.0%              9.1%
Financials                         7.3%             30.8%
Consumer staples                   6.3%              0.7%
Energy                             3.0%              5.2%
Healthcare                         3.0%              0.1%
Other assets & liabilities         4.6%                -

TOTAL                            100.0%            100.0%

Source: State Street Corporation. *Source for index data: MSCI.

PERFORMANCE                             US$ RETURNS

                              NAV       Market price
                                %                  %
One month                     -3.2              -5.1
Year to date                   7.6             -19.3
Three years (annualized)      30.0              48.6

Source: State Street Corporation

Past performance is not a guide to future returns.

DIRECT INVESTMENTS (1.9%)

Captive Finance                 Financials      1.1%
Tomoike Industrial (HK) Ltd     Industrials     0.8%

15 LARGEST LISTED INVESTMENTS (47.0%)

Chaoda Modern Agriculture          Consumer staples             5.4%
Sohu Com                           Information technology       4.6%
TCL International                  Consumer discretionary       4.2%
BYD                                Industrials                  3.9%
Comba Telecom Systems              Telecommunications           3.3%
China Metal Products               Materials                    3.1%
Yanzhou Coal Mining                Energy                       3.0%
Shenzhen Expressway                Utilities                    2.7%
Anhui Expressway                   Utilities                    2.7%
Xinao Gas                          Utilities                    2.6%
Cathay Financial                   Financials                   2.5%
Fountain Set                       Materials                    2.3%
First Tractor                      Industrials                  2.3%
Vanguard International             Information technology       2.2%
Merry Electronics                  Consumer discretionary       2.2%

Source: State Street Corporation

FUND PERFORMANCE                                                    US$ RETURNS

                                One    Three       Calendar      One    Three   Five    Since
                               month   months    year to date   year    years   years   launch
                                 %       %            %           %     % pa    % pa     % pa
THE CHINA FUND, INC.            -3.2     7.6         7.6         74.6    30.0    26.1    9.0
MSCI Golden Dragon              -5.4     5.3         5.3         63.1     4.5     2.7    n/a
Hang Seng Chinese Enterprise    -6.4    -5.2        -5.2        118.7    38.1    25.4    n/a

Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.

Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2002 Bloomberg LP for the Hang Seng Chinese Enterprise.

Past performance is not a guide to future returns.

PERFORMANCE IN PERSPECTIVE

[PERFORMANCE GRAPH]

CHART DATA

Chart 1     The China Fund Inc. vs MSCI Golden Dragon NAV

17-Jul-92                              13.83
31-Jul-92                              13.17
31-Aug-92                              13.20
30-Sep-92                              13.17
31-Oct-92                              13.51
30-Nov-92                              14.23
31-Dec-92                              13.00
31-Jan-93                              14.25
28-Feb-93                              14.80
31-Mar-93                              14.97
30-Apr-93                              15.55
31-May-93                              15.60
30-Jun-93                              14.97
31-Jul-93                              14.32
31-Aug-93                              15.15
30-Sep-93                              15.29
31-Oct-93                              17.35
30-Nov-93                              18.05
27-Dec-93                              19.28
31-Dec-93                              20.18
31-Jan-94                              18.21
28-Feb-94                              17.09
31-Mar-94                              15.64
30-Apr-94                              14.52
31-May-94                              14.96
30-Jun-94                              14.16
31-Jul-94                              14.85
31-Aug-94                              15.44
30-Sep-94                              15.50
31-Oct-94                              15.25
30-Nov-94                              13.76
23-Dec-94                              12.62
31-Dec-94                              12.60
31-Jan-95                              11.17
28-Feb-95                              11.75
31-Mar-95                              11.78
30-Apr-95                              11.45
31-May-95                              12.36
30-Jun-95                              12.21
31-Jul-95                              12.65
31-Aug-95                              12.31
30-Sep-95                              12.49
31-Oct-95                              12.87
30-Nov-95                              12.41
29-Dec-95                              12.23
31-Dec-95                              12.23
31-Jan-96                              13.44
29-Feb-96                              13.49
31-Mar-96                              12.82
30-Apr-96                              12.70

31-May-96                              12.94
30-Jun-96                              12.87
31-Jul-96                              12.83
31-Aug-96                              13.33
30-Sep-96                              13.60
31-Oct-96                 -4.60        13.24
30-Nov-96                  3.37        14.73
31-Dec-96                 11.07        16.33
31-Jan-97                  1.80        16.55
28-Feb-97                  3.16        17.35
31-Mar-97                  2.27        16.87
30-Apr-97                  6.61        18.57
31-May-97                  2.35        20.38
30-Jun-97                 -1.21        21.62
31-Jul-97                 -0.57        23.00
31-Aug-97                 13.03        23.37
30-Sep-97                 -5.88        22.02
31-Oct-97                  5.05        16.97
30-Nov-97                -10.54        15.03
31-Dec-97                 -1.47        14.53
31-Jan-98                -10.98        11.45
28-Feb-98                  4.66        14.44
31-Mar-98                  0.05        13.99
30-Apr-98                  2.52        12.88
31-May-98                  2.90        11.63
30-Jun-98                 -8.15        10.05
31-Jul-98                 -7.95         8.72
31-Aug-98                 -3.05         7.54
30-Sep-98                 13.76         9.80
31-Oct-98                -12.33        10.84
30-Nov-98                 -2.13        10.80
28-Dec-98                  0.52        10.28
31-Dec-98                  1.07        10.39
31-Jan-99                 -7.49         9.05
28-Feb-99                 -4.68         8.80
31-Mar-99                 -2.99         9.57
30-Apr-99                  3.48        11.72
31-May-99                  4.21        11.38
30-Jun-99                 17.91        15.35
31-Jul-99                 -2.38        14.01
31-Aug-99                 -3.69        14.12
30-Sep-99                  0.04        13.43
31-Oct-99                 -9.09        12.74
30-Nov-99                  1.71        14.06
28-Dec-99                 -5.57        14.41
31-Dec-99                 -1.48        14.20
31-Jan-00                 -3.64        13.75
29-Feb-00                 -4.26        13.37
31-Mar-00                  6.65        14.71
30-Apr-00                 -4.02        12.71
31-May-00                  4.42        12.45
30-Jun-00                  5.72        13.53

31-Jul-00                  5.43        14.54
31-Aug-00                  1.04        14.32
30-Sep-00                  3.29        13.07
31-Oct-00                  3.31        12.37
30-Nov-00                  0.76        11.63
31-Dec-00                  5.03        12.47
31-Jan-01                -11.30        12.53
28-Feb-01                 11.33        13.23
31-Mar-01                 13.53        13.76
30-Apr-01                  7.31        14.58
31-May-01                 14.53        16.28
30-Jun-01                  0.63        15.90
31-Jul-01                 -4.32        14.26
31-Aug-01                  3.83        13.90
30-Sep-01                  8.15        12.64
31-Oct-01                 -1.32        13.19
30-Nov-01                 -5.62        14.04
31-Dec-01                 -1.45        15.09
31-Jan-02                  4.16        15.64
28-Feb-02                  3.23        15.57
31-Mar-02                 -3.09        16.17
30-Apr-02                  1.54        16.79
31-May-02                  5.94        17.22
30-Jun-02                  2.35        16.48
31-Jul-02                  0.84        15.80
31-Aug-02                  2.23        15.45
30-Sep-02                  4.42        14.49
31-Oct-02                 -2.50        14.92
30-Nov-02                  1.78        15.85
31-Dec-02                  7.69        15.78
31-Jan-03                  4.01        17.32
28-Feb-03                  5.93        17.32
31-Mar-03                  1.22        16.90
30-Apr-03                 -0.30        16.67
31-May-03                  6.47        19.53
30-Jun-03                  3.93        21.23
31-Jul-03                  3.38        23.99
31-Aug-03                 -9.30        23.91
30-Sep-03                 -0.77        24.38
31-Oct-03                  2.94        26.93
30-Nov-03                  2.81        27.07
31-Dec-03                 -1.58        26.19
31-Jan-04                 -2.23        27.36
29-Feb-04                  2.18        29.12
31-Mar-04                  2.25        28.18

Source: Martin Currie Inc as of March 31, 2004. Past performance is not a guide to future returns.

THE CHINA FUND INC. PREMIUM/DISCOUNT
                           % PREMIUM/DISCOUNT

[PERFORMANCE GRAPH]



   DATE           Premium/Discount              NAV            Market Price
31-Jul-92              14.07%                  13.15                 15
17-Jul-92               8.46%                  13.83                 15
31-Jul-92              10.10%                  13.17               14.5
 7-Aug-92               1.99%                  13.85             14.125
14-Aug-92               1.99%                  13.85             14.125
21-Aug-92              -7.88%                  13.84              12.75
28-Aug-92              -4.54%                  13.88              13.25
 4-Sep-92              -4.61%                  13.89              13.25
18-Sep-92              -9.11%                  13.89             12.625
25-Sep-92             -13.67%                  13.90                 12
 2-Oct-92             -13.42%                  13.86                 12
 9-Oct-92             -13.67%                  13.90                 12
16-Oct-92             -13.58%                  14.03             12.125
23-Oct-92              -3.17%                  14.20              13.75
30-Oct-92              -1.55%                  14.22                 14
 6-Nov-92               0.81%                  14.26             14.375
13-Nov-92               1.99%                  14.34             14.625
20-Nov-92               1.59%                  14.15             14.375
27-Nov-92               1.40%                  14.30               14.5
 4-Dec-92              -2.10%                  14.30                 14
11-Dec-92              -4.05%                  13.94             13.375
18-Dec-92              -5.22%                  13.98              13.25
25-Dec-92              -1.53%                  14.09             13.875
 1-Jan-93              -8.39%                  14.19                 13
 8-Jan-93              -0.81%                  14.24             14.125
15-Jan-93              -2.71%                  14.39                 14
22-Jan-93              -3.65%                  14.40             13.875
29-Jan-93              -7.02%                  14.25              13.25
 5-Feb-93              -4.59%                  14.28             13.625
12-Feb-93              -4.98%                  14.47              13.75
19-Feb-93              -4.31%                  14.63                 14
26-Feb-93              -7.09%                  14.80              13.75
 5-Mar-93              -5.52%                  14.95             14.125
12-Mar-93              -3.26%                  14.86             14.375
19-Mar-93              -1.83%                  14.77               14.5
26-Mar-93              -7.44%                  14.99             13.875
 2-Apr-93              -3.33%                  15.00               14.5
 9-Apr-93               4.54%                  13.87               14.5
16-Apr-93               1.91%                  15.21               15.5
23-Apr-93               1.46%                  15.40             15.625
30-Apr-93               7.72%                  15.55              16.75
 7-May-93               7.37%                  15.60              16.75
14-May-93              15.76%                  15.55                 18
21-May-93              12.01%                  15.40              17.25
28-May-93              14.58%                  15.60             17.875
 4-Jun-93              15.95%                  15.20             17.625
11-Jun-93              14.08%                  15.45             17.625
18-Jun-93              14.83%                  15.24               17.5
25-Jun-93              14.09%                  14.90                 17
 2-Jul-93              10.98%                  14.98             16.625

 9-Jul-93              15.57%                  14.71                 17
16-Jul-93              12.78%                  14.52             16.375
23-Jul-93               5.89%                  14.52             15.375
30-Jul-93              11.31%                  14.15              15.75
 6-Aug-93              14.87%                  14.69             16.875
13-Aug-93              15.62%                  14.92              17.25
20-Aug-93              10.10%                  15.10             16.625
27-Aug-93               9.78%                  15.03               16.5
 3-Sep-93              11.02%                  15.20             16.875
10-Sep-93               4.03%                  15.38                 16
17-Sep-93               2.92%                  15.06               15.5
24-Sep-93               5.40%                  15.18                 16
 1-Oct-93               9.48%                  15.30              16.75
 8-Oct-93              12.55%                  15.66             17.625
15-Oct-93              10.25%                  16.44             18.125
22-Oct-93              11.65%                  16.57               18.5
29-Oct-93               6.63%                  17.35               18.5
 5-Nov-93               4.53%                  17.22                 18
12-Nov-93               2.04%                  18.13               18.5
19-Nov-93               1.35%                  18.50              18.75
26-Nov-93              -0.47%                  18.21             18.125
 3-Dec-93               5.75%                  18.44               19.5
10-Dec-93              16.73%                  19.49              22.75
17-Dec-93              25.94%                  19.85                 25
24-Dec-93              21.63%                  20.04             24.375
31-Dec-93              39.99%                  20.18              28.25
 7-Jan-94              21.38%                  19.36               23.5
14-Jan-94              27.76%                  18.59              23.75
21-Jan-94              24.80%                  18.73             23.375
28-Jan-94              27.52%                  18.33             23.375
 4-Feb-94              19.88%                  18.56              22.25
11-Feb-94              23.48%                  18.12             22.375
18-Feb-94              24.50%                  17.67                 22
25-Feb-94              20.04%                  16.87              20.25
 4-Mar-94              25.23%                  16.57              20.75
11-Mar-94              25.61%                  16.52              20.75
18-Mar-94              21.53%                  15.84              19.25
25-Mar-94              20.87%                  16.03             19.375
 1-Apr-94              17.49%                  15.64             18.375
 8-Apr-94               9.80%                  15.71              17.25
15-Apr-94               6.72%                  15.93                 17
22-Apr-94              -1.42%                  15.47              15.25
29-Apr-94              10.19%                  14.52                 16
 6-May-94               9.00%                  14.22               15.5
13-May-94               9.60%                  14.37              15.75
20-May-94              14.80%                  14.70             16.875
27-May-94              24.92%                  14.91             18.625
 3-Jun-94              29.98%                  14.81              19.25
10-Jun-94              18.28%                  14.69             17.375
17-Jun-94              18.31%                  14.58              17.25

24-Jun-94              15.21%                  14.43             16.625
 1-Jul-94              14.44%                  14.09             16.125
 8-Jul-94              13.80%                  13.84              15.75
15-Jul-94              17.68%                  14.34             16.875
22-Jul-94              15.45%                  14.40             16.625
29-Jul-94              13.64%                  14.85             16.875
 5-Aug-94              17.55%                  15.10              17.75
12-Aug-94              18.16%                  15.34             18.125
19-Aug-94              21.53%                  15.12             18.375
26-Aug-94              18.85%                  15.04             17.875
 2-Sep-94              20.97%                  15.50              18.75
 9-Sep-94              15.84%                  15.97               18.5
16-Sep-94              16.50%                  15.88               18.5
23-Sep-94              15.24%                  15.62                 18
30-Sep-94              11.29%                  15.50              17.25
 7-Oct-94              10.56%                  15.15              16.75
14-Oct-94              12.07%                  15.28             17.125
21-Oct-94              11.97%                  14.96              16.75
28-Oct-94              12.43%                  15.01             16.875
 4-Nov-94               9.88%                  15.13             16.625
11-Nov-94               8.81%                  14.82             16.125
18-Nov-94               7.63%                  14.75             15.875
25-Nov-94               7.45%                  13.96                 15
 2-Dec-94               7.60%                  13.36             14.375
 9-Dec-94               4.65%                  12.90               13.5
16-Dec-94               8.90%                  13.20             14.375
23-Dec-94              -5.90%                  12.62             11.875
30-Dec-94               0.20%                  12.60             12.625
 6-Jan-95               4.08%                  12.01               12.5
13-Jan-95              14.04%                  11.18              12.75
20-Jan-95              10.00%                  11.25             12.375
27-Jan-95              11.91%                  11.17               12.5
 3-Feb-95              12.62%                  11.21             12.625
10-Feb-95               9.39%                  11.77             12.875
17-Feb-95              10.92%                  11.72                 13
24-Feb-95              11.11%                  11.70                 13
 3-Mar-95               7.48%                  11.63               12.5
10-Mar-95               5.82%                  11.34                 12
17-Mar-95               9.82%                  11.61              12.75
24-Mar-95               6.96%                  11.57             12.375
31-Mar-95               6.11%                  11.78               12.5
 7-Apr-95               7.02%                  11.68               12.5
14-Apr-95               4.87%                  11.80             12.375
21-Apr-95               3.72%                  11.69             12.125
28-Apr-95               6.99%                  11.45              12.25
 5-May-95               9.69%                  11.51             12.625
12-May-95              19.24%                  12.16               14.5
19-May-95               9.50%                  12.10              13.25
26-May-95               8.39%                  12.34             13.375
 2-Jun-95              10.18%                  12.48              13.75

 9-Jun-95               8.92%                  12.28             13.375
16-Jun-95               6.88%                  12.28             13.125
23-Jun-95               5.19%                  12.24             12.875
30-Jun-95               2.38%                  12.21               12.5
 7-Jul-95               6.91%                  12.51             13.375
14-Jul-95               3.27%                  12.71             13.125
21-Jul-95               2.59%                  12.55             12.875
28-Jul-95               1.94%                  12.63             12.875
 4-Aug-95               1.62%                  12.67             12.875
11-Aug-95              -2.14%                  12.39             12.125
18-Aug-95              -0.65%                  12.33              12.25
25-Aug-95               1.73%                  12.41             12.625
 1-Sep-95               1.54%                  12.31               12.5
 8-Sep-95              -3.54%                  12.57             12.125
15-Sep-95               0.43%                  12.82             12.875
22-Sep-95              -1.63%                  12.58             12.375
29-Sep-95               2.08%                  12.49              12.75
 6-Oct-95              -1.34%                  12.67               12.5
13-Oct-95              -3.92%                  12.62             12.125
20-Oct-95              -6.30%                  12.54              11.75
27-Oct-95              -5.64%                  12.32             11.625
 3-Nov-95              -7.44%                  12.83             11.875
10-Nov-95              -4.94%                  12.36              11.75
17-Nov-95              -2.00%                  11.99              11.75
24-Nov-95              -2.66%                  12.20             11.875
 1-Dec-95              -4.54%                  12.44             11.875
 8-Dec-95               2.48%                  12.32             12.625
15-Dec-95              -3.22%                  12.27             11.875
22-Dec-95               0.74%                  12.16              12.25
29-Dec-95              -3.92%                  12.23              11.75
 5-Jan-96               9.87%                  12.97              14.25
12-Jan-96              15.04%                  12.93             14.875
19-Jan-96              16.57%                  13.19             15.375
26-Jan-96              14.58%                  13.31              15.25
 2-Feb-96              10.70%                  13.55                 15
 9-Feb-96               4.40%                  13.53             14.125
16-Feb-96               3.11%                  13.82              14.25
23-Feb-96              -1.68%                  13.73               13.5
 1-Mar-96              -0.85%                  13.49             13.375
 8-Mar-96              -6.64%                  13.52             12.625
15-Mar-96               2.36%                  12.70                 13
22-Mar-96               0.23%                  12.97                 13
29-Mar-96               4.33%                  12.82             13.375
 5-Apr-96               1.12%                  12.98             13.125
12-Apr-96              -2.04%                  12.76               12.5
19-Apr-96              -2.56%                  12.70             12.375
26-Apr-96              -3.69%                  12.59             12.125
 3-May-96               2.52%                  12.68                 13
10-May-96               3.59%                  12.55                 13
17-May-96              -0.87%                  12.61               12.5

24-May-96              -3.09%                  12.77             12.375
31-May-96              -5.33%                  12.94              12.25
 7-Jun-96              -5.64%                  12.85             12.125
14-Jun-96              -6.76%                  12.87                 12
21-Jun-96              -4.52%                  12.83              12.25
28-Jun-96              -5.79%                  12.87             12.125
 5-Jul-96              -7.05%                  12.91                 12
12-Jul-96              -6.61%                  12.85                 12
19-Jul-96              -7.83%                  13.02                 12
26-Jul-96             -11.89%                  12.91             11.375
 2-Aug-96              -9.13%                  12.93              11.75
 9-Aug-96             -11.60%                  13.15             11.625
16-Aug-96             -14.47%                  13.30             11.375
23-Aug-96             -11.05%                  13.49                 12
30-Aug-96             -10.92%                  13.33             11.875
 6-Sep-96             -10.11%                  13.21             11.875
13-Sep-96              -7.23%                  13.34             12.375
20-Sep-96              -7.99%                  13.45             12.375
27-Sep-96             -10.19%                  13.50             12.125
 4-Oct-96             -10.39%                  13.81             12.375
11-Oct-96             -13.58%                  14.03             12.125
18-Oct-96             -12.81%                  14.05              12.25
25-Oct-96             -13.92%                  13.94                 12
 1-Nov-96             -11.52%                  13.28              11.75
 8-Nov-96             -15.05%                  13.39             11.375
15-Nov-96             -12.81%                  13.62             11.875
22-Nov-96             -10.09%                  14.32             12.875
29-Nov-96             -10.90%                  14.73             13.125
 6-Dec-96             -14.14%                  14.85              12.75
13-Dec-96             -16.61%                  15.29              12.75
20-Dec-96             -16.34%                  15.24              12.75
27-Dec-96             -18.15%                  15.73             12.875
 3-Jan-97             -21.31%                  16.68             13.125
10-Jan-97             -17.33%                  16.33               13.5
17-Jan-97             -15.63%                  16.89              14.25
24-Jan-97             -18.35%                  16.38             13.375
31-Jan-97             -17.67%                  16.55             13.625
 7-Feb-97             -18.32%                  16.68             13.625
14-Feb-97             -17.94%                  16.30             13.375
21-Feb-97             -19.81%                  16.68             13.375
28-Feb-97             -21.47%                  17.35             13.625
 7-Mar-97             -19.95%                  17.49                 14
14-Mar-97             -18.46%                  17.17                 14
21-Mar-97             -15.87%                  16.64                 14
28-Mar-97             -20.12%                  16.90               13.5
 4-Apr-97             -19.11%                  16.38              13.25
11-Apr-97             -22.10%                  17.17             13.375
18-Apr-97             -20.95%                  17.71                 14
25-Apr-97             -23.57%                  18.48             14.125
 2-May-97             -19.16%                  18.71             15.125

 9-May-97             -18.52%                  19.33              15.75
16-May-97             -17.52%                  18.49              15.25
23-May-97             -24.65%                  19.74             14.875
30-May-97             -20.26%                  20.38              16.25
 6-Jun-97             -18.96%                  20.36               16.5
13-Jun-97             -16.45%                  19.45              16.25
20-Jun-97             -21.69%                  20.91             16.375
27-Jun-97             -20.61%                  21.57             17.125
 4-Jul-97             -17.22%                  21.14               17.5
11-Jul-97             -16.73%                  21.24            17.6875
18-Jul-97             -20.95%                  21.98             17.375
25-Jul-97             -20.69%                  22.46            17.8125
 1-Aug-97             -18.61%                  23.19             18.875
 8-Aug-97             -21.22%                  23.80              18.75
15-Aug-97             -22.58%                  24.38             18.875
22-Aug-97             -25.56%                  24.60            18.3125
29-Aug-97             -24.05%                  23.37              17.75
 5-Sep-97             -16.72%                  21.99            18.3125
12-Sep-97             -25.14%                  23.71              17.75
19-Sep-97             -17.51%                  22.73              18.75
26-Sep-97             -17.05%                  22.00              18.25
 3-Oct-97             -21.24%                  22.06             17.375
10-Oct-97             -17.32%                  19.73            16.3125
17-Oct-97             -21.02%                  19.15             15.125
24-Oct-97             -16.69%                  16.13            13.4375
31-Oct-97             -21.73%                  17.01             13.313
 7-Nov-97             -19.93%                  16.86               13.5
14-Nov-97             -19.53%                  16.31             13.125
21-Nov-97             -14.38%                  16.06              13.75
28-Nov-97             -15.59%                  15.03            12.6875
 5-Dec-97             -18.64%                  16.67            13.5625
12-Dec-97             -19.52%                  15.61            12.5625
19-Dec-97             -19.01%                  15.28             12.375
26-Dec-97             -16.28%                  14.26             11.938
 2-Jan-98             -13.73%                  14.49               12.5
 9-Jan-98             -10.56%                  11.39            10.1875
16-Jan-98              -3.80%                  10.85            10.4375
23-Jan-98              -8.95%                  11.12             10.125
30-Jan-98              -1.75%                  11.45              11.25
 6-Feb-98             -13.63%                  13.46             11.625
13-Feb-98             -11.05%                  13.14            11.6875
20-Feb-98             -13.44%                  13.43             11.625
27-Feb-98             -15.17%                  14.44              12.25
 6-Mar-98             -13.43%                  13.50            11.6875
13-Mar-98             -17.16%                  13.58              11.25
20-Mar-98             -17.55%                  14.10             11.625
27-Mar-98             -18.52%                  14.19            11.5625
 3-Apr-98             -18.06%                  13.50            11.0625
10-Apr-98             -17.76%                  13.68              11.25
17-Apr-98             -19.75%                  13.63            10.9375

24-Apr-98             -19.54%                  13.36              10.75
 1-May-98             -16.86%                  12.93              10.75
 8-May-98             -20.18%                  12.45             9.9375
15-May-98             -21.49%                  12.18             9.5625
22-May-98             -18.86%                  12.17              9.875
29-May-98             -21.54%                  11.63              9.125
 5-Jun-98             -18.31%                  11.17              9.125
12-Jun-98             -17.91%                  10.05               8.25
19-Jun-98             -17.13%                  10.86                  9
26-Jun-98             -13.16%                  10.58             9.1875
 3-Jul-98             -12.52%                  10.36             9.0625
10-Jul-98             -12.41%                   9.99               8.75
17-Jul-98              -7.08%                   9.82              9.125
24-Jul-98             -13.44%                   9.17             7.9375
31-Jul-98             -14.71%                   8.72             7.4375
 7-Aug-98             -15.35%                   7.90             6.6875
14-Aug-98             -18.65%                   7.99                6.5
21-Aug-98             -18.65%                   7.99                6.5
28-Aug-98             -21.35%                   7.47              5.875
 4-Sep-98             -34.91%                   8.45                5.5
11-Sep-98             -28.05%                   8.60             6.1875
18-Sep-98             -24.67%                   9.21             6.9375
25-Sep-98             -30.42%                  10.06                  7
 2-Oct-98             -29.21%                   9.80             6.9375
 9-Oct-98             -28.45%                  10.22             7.3125
16-Oct-98             -19.06%                  10.81               8.75
23-Oct-98             -18.76%                  10.54             8.5625
30-Oct-98             -19.43%                  10.86               8.75
 6-Nov-98             -18.93%                  11.41               9.25
13-Nov-98             -22.57%                  11.30               8.75
20-Nov-98             -16.37%                  11.36                9.5
27-Nov-98             -15.57%                  11.03             9.3125
 4-Dec-98             -17.97%                  10.59             8.6875
11-Dec-98             -24.74%                  10.63                  8
18-Dec-98             -22.10%                  10.35             8.0625
25-Dec-98             -23.53%                  10.38              7.938
 1-Jan-99             -20.60%                  10.39               8.25
 8-Jan-99             -16.87%                  10.45             8.6875
15-Jan-99             -13.72%                   9.49             8.1875
22-Jan-99             -18.35%                   8.65             7.0625
29-Jan-99             -22.65%                   9.05                  7
 5-Feb-99             -17.65%                   8.50                  7
12-Feb-99             -17.71%                   8.81               7.25
19-Feb-99             -18.51%                   8.59                  7
26-Feb-99             -21.16%                   8.80             6.9375
 5-Mar-99             -20.45%                   8.80                  7
12-Mar-99             -17.84%                   8.90             7.3125
19-Mar-99             -23.65%                   9.66              7.375
26-Mar-99             -19.23%                   9.75              7.875
 2-Apr-99             -19.37%                   9.69              7.813

 9-Apr-99             -20.01%                  10.47              8.375
16-Apr-99             -17.49%                  10.68             8.8125
23-Apr-99             -19.69%                  11.44             9.1875
30-Apr-99             -19.48%                  11.72             9.4375
 7-May-99             -21.75%                  12.46               9.75
14-May-99             -22.76%                  12.30                9.5
21-May-99             -22.01%                  11.86               9.25
28-May-99             -19.27%                  11.38             9.1875
 4-Jun-99             -21.01%                  11.71               9.25
11-Jun-99             -23.12%                  13.17             10.125
18-Jun-99             -15.44%                  13.60               11.5
25-Jun-99             -20.63%                  14.41            11.4375
 2-Jul-99             -21.47%                  15.52            12.1875
 9-Jul-99             -21.26%                  15.24                 12
16-Jul-99             -21.77%                  14.38              11.25
23-Jul-99             -21.75%                  13.98            10.9375
30-Jul-99             -21.93%                  14.01            10.9375
 6-Aug-99             -21.76%                  13.58             10.625
13-Aug-99             -21.44%                  12.65             9.9375
20-Aug-99             -22.65%                  14.06             10.875
27-Aug-99             -24.14%                  14.17              10.75
 3-Sep-99             -22.44%                  13.86              10.75
10-Sep-99             -23.35%                  14.84             11.375
17-Sep-99             -23.45%                  14.37                 11
24-Sep-99             -24.04%                  13.58            10.3125
 1-Oct-99             -24.14%                  13.43            10.1875
 8-Oct-99             -21.52%                  13.30            10.4375
15-Oct-99             -22.45%                  12.33             9.5625
22-Oct-99             -26.21%                  12.62             9.3125
29-Oct-99             -22.00%                  12.74             9.9375
 5-Nov-99             -21.70%                  13.25             10.375
12-Nov-99             -22.57%                  13.56               10.5
19-Nov-99             -16.67%                  13.95             11.625
26-Nov-99             -20.28%                  13.48              10.75
 3-Dec-99             -21.60%                  14.03                 11
10-Dec-99             -23.44%                  13.96            10.6875
17-Dec-99             -27.70%                  13.92            10.0625
24-Dec-99             -24.48%                  14.07             10.625
31-Dec-99             -25.17%                  14.20             10.625
 7-Jan-00             -25.16%                  14.03               10.5
14-Jan-00             -21.65%                  13.80            10.8125
21-Jan-00             -24.59%                  13.51            10.1875
28-Jan-00             -26.63%                  13.97              10.25
 4-Feb-00             -24.80%                  14.05            10.5625
11-Feb-00             -27.41%                  14.55            10.5625
18-Feb-00             -23.54%                  14.06              10.75
25-Feb-00             -23.62%                  13.58             10.375
 3-Mar-00             -29.53%                  14.37             10.125
10-Mar-00             -30.75%                  15.16               10.5
17-Mar-00             -28.26%                  14.29              10.25

24-Mar-00             -32.40%                  14.89            10.0625
31-Mar-00             -28.19%                  14.71            10.5625
 7-Apr-00             -28.14%                  14.09             10.125
14-Apr-00             -31.36%                  13.48               9.25
21-Apr-00             -28.48%                  12.67             9.0625
28-Apr-00             -29.20%                  12.71                  9
 5-May-00             -31.73%                  12.73             8.6875
12-May-00             -28.88%                  12.57             8.9375
19-May-00             -29.49%                  12.94              9.125
26-May-00             -24.45%                  11.75              8.875
 2-Jun-00             -29.72%                  13.07             9.1875
 9-Jun-00             -29.91%                  13.38              9.375
16-Jun-00             -30.05%                  13.67             9.5625
23-Jun-00             -31.03%                  13.59              9.375
30-Jun-00             -29.33%                  13.53             9.5625
 7-Jul-00             -28.98%                  13.64             9.6875
14-Jul-00             -28.77%                  14.57             10.375
21-Jul-00             -29.98%                  15.26            10.6875
28-Jul-00             -24.71%                  14.44             10.875
 4-Aug-00             -29.83%                  15.23            10.6875
11-Aug-00             -26.07%                  15.05             11.125
18-Aug-00             -27.87%                  15.34            11.0625
25-Aug-00             -26.60%                  14.56            10.6875
 1-Sep-00             -27.84%                  14.55               10.5
 8-Sep-00             -26.78%                  14.34               10.5
15-Sep-00             -28.13%                  13.48             9.6875
22-Sep-00             -26.04%                  12.00              8.875
29-Sep-00             -27.31%                  13.07                9.5
 6-Oct-00             -24.62%                  13.10              9.875
13-Oct-00             -23.94%                  11.75             8.9375
20-Oct-00             -26.50%                  11.82             8.6875
27-Oct-00             -28.35%                  11.95             8.5625
 3-Nov-00             -27.96%                  12.84               9.25
10-Nov-00             -26.36%                  12.73              9.375
17-Nov-00             -25.49%                  12.75                9.5
24-Nov-00             -26.14%                  12.27             9.0625
 1-Dec-00             -25.73%                  11.95              8.875
 8-Dec-00             -25.79%                  12.38             9.1875
15-Dec-00             -25.66%                  12.19             9.0625
22-Dec-00             -25.93%                  12.15                  9
29-Dec-00             -25.82%                  12.47               9.25
 5-Jan-00             -24.24%                  12.54                9.5
12-Jan-00             -24.84%                  12.64                9.5
19-Jan-00             -20.38%                  12.56                 10
26-Jan-00             -21.88%                  12.72             9.9375
 2-Feb-01             -22.28%                  12.70               9.87
 9-Feb-01             -23.10%                  12.77               9.82
16-Feb-01             -21.06%                  12.77              10.08
23-Feb-01             -18.80%                  13.30               10.8
 2-Mar-01             -19.29%                  12.91              10.42
 9-Mar-01             -21.27%                  13.26              10.44

16-Mar-01             -23.76%                  13.13              10.01
23-Mar-01             -24.25%                  13.07                9.9
30-Mar-01             -21.88%                  13.76              10.75
 6-Apr-01             -21.18%                  13.55              10.68
13-Apr-01             -20.79%                  13.95              11.05
20-Apr-01             -20.54%                  14.46              11.49
27-Apr-01             -21.94%                  14.54              11.35
 4-May-01             -19.93%                  14.80              11.85
11-May-01             -19.35%                  15.14              12.21
18-May-01             -19.26%                  15.73              12.70
25-May-01             -19.39%                  16.50              13.30
 1-Jun-01             -17.67%                  16.19              13.33
 8-Jun-01             -16.37%                  16.62              13.90
15-Jun-01             -17.10%                  15.67              12.99
22-Jun-01             -19.03%                  16.08              13.02
29-Jun-01             -16.54%                  15.90              13.27
 6-Jul-01             -18.06%                  15.50              12.70
13-Jul-01             -13.35%                  14.98              12.98
20-Jul-01             -18.67%                  14.25              11.59
27-Jul-01             -19.60%                  14.49              11.65
 3-Aug-01             -18.61%                  14.13              11.50
10-Aug-01             -20.08%                  14.14              11.30
17-Aug-01             -18.66%                  14.47              11.77
24-Aug-01             -15.34%                  14.02              11.87
31-Aug-01             -18.56%                  13.90              11.32
 7-Sep-01             -15.32%                  13.45              11.39
21-Sep-01             -20.28%                  12.23               9.75
28-Sep-01             -15.66%                  12.64              10.66
 5-Oct-01             -19.23%                  12.69              10.25
12-Oct-01             -19.23%                  12.74              10.29
19-Oct-01             -19.51%                  12.76              10.27
26-Oct-01             -17.97%                  13.19              10.82
 2-Nov-01             -19.58%                  13.38              10.76
 9-Nov-01             -15.74%                  13.47              11.35
16-Nov-01             -15.22%                  13.67              11.59
23-Nov-01             -17.39%                  14.09              11.64
30-Nov-01             -15.46%                  14.04              11.87
 7-Dec-01             -18.47%                  15.21              12.40
14-Dec-01             -16.06%                  15.13              12.70
21-Dec-01             -14.27%                  14.58              12.50
28-Dec-01             -17.84%                  14.97              12.30
 4-Jan-02             -15.90%                  15.22              12.80
11-Jan-02             -16.87%                  15.29              12.71
18-Jan-02             -16.34%                  15.18              12.70
25-Jan-02             -17.47%                  15.51              12.80
 1-Feb-02             -15.07%                  15.66              13.30
 8-Feb-02             -16.40%                  15.67              13.10
15-Feb-02             -13.47%                  15.89              13.75
22-Feb-02             -11.92%                  15.61              13.75
 1-Mar-02             -13.09%                  15.59              13.55
 8-Mar-02             -10.27%                  15.97              14.33
15-Mar-02             -10.75%                  15.91              14.20

22-Mar-02             -11.96%                  16.05              14.13
28-Mar-02             -12.62%                  16.17              14.13
 5-Apr-02             -13.74%                  16.37              14.12
12-Apr-02             -12.97%                  16.35              14.23
19-Apr-02             -13.81%                  16.94              14.60
26-Apr-02             -11.41%                  16.91              14.98
 3-May-02             -12.34%                  16.85              14.77
10-May-02             -13.54%                  17.06              14.75
17-May-02             -10.55%                  17.25              15.43
24-May-02             -11.94%                  17.25              15.19
31-May-02             -12.83%                  17.22              15.01
 7-Jun-02             -11.75%                  17.11              15.10
14-Jun-02             -14.76%                  17.21              14.67
21-Jun-02             -16.37%                  16.62              13.90
28-Jun-02             -16.44%                  16.48              13.77
 5-Jul-02             -19.27%                  16.76              13.53
12-Jul-02             -17.64%                  16.84              13.87
19-Jul-02             -18.68%                  16.17              13.15
26-Jul-02             -21.05%                  15.11              11.93
 2-Aug-02             -20.21%                  15.49              12.36
 9-Aug-02             -16.03%                  15.10              12.68
16-Aug-02             -16.61%                  15.35              12.80
23-Aug-02             -20.27%                  15.69              12.51
30-Aug-02             -18.12%                  15.45              12.65
 6-Sep-02             -18.23%                  15.03              12.29
13-Sep-02             -18.59%                  15.17              12.35
20-Sep-02             -19.37%                  14.87              11.99
27-Sep-02             -19.53%                  14.54              11.70
 4-Oct-02             -19.41%                  14.27              11.50
11-Oct-02             -16.86%                  13.88              11.54
18-Oct-02             -16.07%                  14.87              12.48
25-Oct-02             -16.02%                  15.17              12.74
 1-Nov-02             -14.70%                  14.83              12.65
 8-Nov-02             -14.17%                  15.38              13.20
15-Nov-02             -13.31%                  15.85              13.74
22-Nov-02             -11.25%                  15.73              13.96
29-Nov-02             -11.99%                  15.85              13.95
 6-Dec-02             -12.98%                  15.79              13.74
13-Dec-02             -12.33%                  15.74              13.80
20-Dec-02             -15.28%                  16.17              13.70
27-Dec-02             -13.03%                  15.81              13.75
 3-Jan-03             -12.84%                  16.04              13.98
10-Jan-03             -13.85%                  16.97              14.62
17-Jan-03             -13.10%                  17.25              14.99
24-Jan-03             -13.56%                  17.48              15.11
31-Jan-03             -11.84%                  17.32              15.27
 7-Feb-03             -10.43%                  17.35              15.54
14-Feb-03             -12.33%                  17.11              15.00
21-Feb-03             -10.82%                  17.38              15.50
28-Feb-03              -7.10%                  17.32              16.09
 7-Mar-03               2.18%                  16.53              16.89
14-Mar-03              -3.86%                  16.85              16.20

21-Mar-03              -0.17%                  17.23              17.20
28-Mar-03              -1.73%                  17.35              17.05
 4-Apr-03              -2.28%                  17.14              16.75
11-Apr-03              -7.86%                  17.04              15.70
18-Apr-03              -1.22%                  17.26              17.05
25-Apr-03              -9.31%                  16.43              14.90
 2-May-03              -7.71%                  17.12              15.80
 9-May-03              -2.38%                  17.26              16.85
16-May-03               0.00%                  18.09              18.09
23-May-03              -3.26%                  18.73              18.12
30-May-03               1.64%                  19.53              19.85
 6-Jun-03               5.32%                  19.72              20.77
13-Jun-03              -2.66%                  20.33              19.79
20-Jun-03               1.06%                  20.82              21.04
27-Jun-03               3.19%                  21.00              21.67
 3-Jul-03              19.88%                  21.78              26.11
11-Jul-03               0.13%                  23.57              23.60
18-Jul-03               3.26%                  23.63              24.40
25-Jul-03              10.47%                  23.58              26.05
 1-Aug-03              17.83%                  23.89              28.15
 8-Aug-03               8.13%                  22.76              24.61
15-Aug-03              18.05%                  23.54              27.79
22-Aug-03              19.45%                  24.01              28.68
29-Aug-03              14.44%                  23.90              27.35
 5-Sep-03              11.93%                  24.81              27.77
12-Sep-03              13.46%                  24.59              27.90
19-Sep-03               7.14%                  24.78              26.55
26-Sep-03               8.47%                  24.43              26.50
 3-Oct-03              12.50%                  25.29              28.45
10-Oct-03              25.05%                  26.23              32.80
17-Oct-03              20.82%                  26.70              32.26
24-Oct-03              24.26%                  26.09              32.42
31-Oct-03              29.00%                  26.93              34.74
 7-Nov-03              35.81%                  26.92              36.56
14-Nov-03              31.18%                  27.10              35.55
21-Nov-03              13.70%                  26.43              30.05
28-Nov-03              20.95%                  27.07              32.74
 5-Dec-03              25.07%                  27.64              34.57
12-Dec-03              27.86%                  28.10              35.93
19-Dec-03              31.43%                  27.30              35.88
26-Dec-03              45.70%                  27.66              40.30
 2-Jan-04              65.40%                  27.11              44.84
 9-Jan-04              57.00%                  27.58              43.30
16-Jan-04              44.52%                  26.64              38.50
23-Jan-04              41.40%                  27.37              38.70
30-Jan-04              23.54%                  27.36              33.80
 6-Feb-04              25.07%                  27.32              34.17
13-Feb-04              22.39%                  28.27              34.60
20-Feb-04              20.45%                  28.70              34.57
27-Feb-04              18.99%                  29.12              34.65
 5-Mar-04              16.08%                  29.72              34.50
12-Mar-04              12.79%                  28.86              32.55

19-Mar-04              15.66%                  28.80              33.31
26-Mar-04              12.00%                  27.50              30.80

Source: Martin Currie Inc as of March 31, 2004. Past performance is not a guide to future returns.

DIVIDEND HISTORY CHART

[BAR CHART]

                          1993      1994   1995   1996   1997   1998    1999   2000   2001   2002   2003
TOTAL                     0.91      0.61   0.09   0.08   0.50   0.08    0.01   0.00   0.13   0.21   1.78
Income                    0.08      0.01   0.09   0.08   0.50   0.08    0.01   0.00   0.13   0.06   0.07
Long term capital gain    0.04      0.24   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00   0.67
Short term capital gain   0.79      0.36   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.15   1.04

Source: State Street Corporation as of March 31, 2004. Past performance is not a guide to future returns.

THE PORTFOLIO - IN FULL                                        AT MARCH 31, 2004

                                        Company (BBG
             Sector                        ticker)       Price        Holding       Value $     % of portfolio
HONG KONG                                                                                            52.1
Chaoda Modern Agriculture                   682 HK       HK$2.80     43,089,900    15,482,660         5.5
TCL International                          1070 HK       HK$2.90     32,318,000    11,923,242         4.2
BYD                                        1211 HK      HK$26.90      3,225,000    11,132,534         3.9
Comba Telecom Systems                      2342 HK      HK$4.775     15,356,000     9,409,434         3.3
Yanzhou Coal Mining                        1171 HK       HK$8.65      7,786,000     8,642,563         3.0
Shenzhen Expressway                         548 HK      HK$2.825     21,494,000     7,791,978         2.7
Anhui Expressway                            995 HK       HK$2.98     17,778,000     7,528,507         2.7
Xinao Gas                                  2688 HK       HK$4.05     13,976,000     7,263,567         2.6
Fountain Set                                420 HK       HK$5.75      9,050,000     6,619,657         2.3
First Tractor                                34 HK      HK$2.525     19,950,000     6,464,223         2.3
Golden Meditech                            8180 HK       HK$3.40     13,950,000     6,086,466         2.1
TPV Technology                              903 HK       HK$4.70      9,968,000     6,011,986         2.1
Sinotrans                                   598 HK       HK$3.15     12,065,000     4,876,968         1.7
Proview International                       334 HK       HK$2.05     17,644,000     4,641,549         1.6
China Telecom                               728 HK       HK$2.75     13,000,000     4,587,627         1.6
China Fire Safety                          8201 HK       HK$0.56     50,380,000     3,620,414         1.3
Ocean Grand Chemicals                      2882 HK       HK$1.33     17,379,000     2,966,118         1.0
Beiren Printing Machinery                   187 HK      HK$3.175      7,000,000     2,852,028         1.0
Hong Kong.com                              8006 HK       HK$0.71     30,232,000     2,754,465         1.0
Beijing Capital International Airport       694 HK       HK$2.78      7,520,000     2,702,016         1.0
China Rare Earth                            769 HK       HK$1.27     15,254,000     2,525,140         0.9
Natural Beauty Bio-Technology               157 HK       HK$0.58     32,780,000     2,439,771         0.9
Sino Golf                                   361 HK       HK$1.56     11,835,000     2,369,217         0.8
Jingwei Textile Machinery                   350 HK       HK$2.60      5,936,000     1,999,564         0.7
Solomon Systech                            2878 HK       HK$1.83      8,472,000     1,921,804         0.7
Sinopec Beijing Yanhua                      325 HK       HK$2.90      4,428,000     1,662,056         0.6
Weichai Power                              2338 HK      HK$15.55        610,000     1,213,315         0.4
Arcontech                                  8097 HK       HK$0.17     18,386,000       408,174         0.2

TAIWAN                                                                                               34.9
China Metal Products                       1532 TT       NT$49.4      5,873,408     8,805,656         3.1
Cathay Financial                           2882 TT       NT$59.5      3,862,000     6,973,870         2.5
Vanguard International Semiconductor       5347 TT       NT$15.0     14,000,000     6,373,293         2.2
Merry Electronics                          2439 TT       NT$73.5      2,844,208     6,344,440         2.2
Wintek                                     2384 TT       NT$40.5      5,040,000     6,194,841         2.2
Synnex Technologies                        2347 TT       NT$64.0      2,950,640     5,731,137         2.0
Fubon Financial                            2881 TT       NT$34.6      5,453,952     5,727,063         2.0
Taiwan Green Point                         3007 TT       NT$97.0      1,831,200     5,390,786         1.9
ChungHwa Telecom                           2412 TT       NT$56.5      3,055,000     5,238,467         1.8
Chicony Electronics                        2385 TT       NT$68.0      2,500,960     5,161,314         1.8
Ability Enterprise                         2374 TT       NT$29.4      5,614,840     5,009,903         1.8
Polaris Securities                         6011 TT       NT$19.4      8,359,377     4,921,758         1.7
Cheng Shin Rubber                          2105 TT       NT$47.4      2,516,400     3,619,950         1.3
United Microelectronics                    2303 TT       NT$29.6      4,000,000     3,593,323         1.3
Taiwan Hon Chuan Enterprise                9939 TT       NT$43.8      2,544,435     3,382,284         1.2
Data Systems Consulting                    2477 TT       NT$26.8      3,968,339     3,227,663         1.1
Soft-World International                   5478 TT      NT$128.5        790,000     3,080,880         1.1
Tsann Kuen Enterprise                      2430 TT       NT$56.5      1,700,000     2,915,023         1.0
CMC Magnetics                              2323 TT       NT$28.0      3,100,000     2,634,294         0.9
Yieh United Steel                          9957 TT       NT$23.1      3,500,000     2,453,718         0.9
Taiwan FamilyMart                          5903 TT       NT$54.0      1,478,520     2,423,068         0.9

B SHARES                                                                                              1.9
China International Marine               200039 CH      HK$17.44      2,442,747     5,466,848         1.9

NEW YORK                                                                                              4.6
Sohu.com                                   Sohu US      US$24.89        526,286    13,099,259         4.6

DIRECT                                                                                                1.9
Captive Finance                                                       2,000,000     3,045,000         1.1
Tomoike Industrial                                                      825,000     2,354,045         0.8

OTHER ASSETS & LIABILITIES                                                                            4.6

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

IMPORTANT INFORMATION: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

Please remember that past performance is not a guide to the future. Markets and currency movements can cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.